UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2012

DDR Corp.

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2012, at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of DDR Corp., an Ohio corporation (the “Company”), the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2012 Equity and Incentive Compensation Plan (the “Plan”). The Board approved and adopted the Plan on February 7, 2012, subject to shareholder approval.

The Plan authorizes the Executive Compensation Committee to provide equity-based compensation and cash incentive compensation in the form of a variety of awards, including stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units, cash incentive awards and other awards for the purpose of attracting and retaining directors, officers and other employees of the Company and its subsidiaries and providing such persons incentives and rewards for performance. Total equity-based awards under the Plan are limited to 9,000,000 common shares, par value $0.10 per share, of the Company (“Common Shares”), plus (1) 617,718 Common Shares that remained available for awards on May 15, 2012 under the Company’s Amended and Restated 2008 Developers Diversified Realty Corporation Equity-Based Award Plan (Amended and Restated as of June 25, 2009), (2) the number of Common Shares available for awards at the end of November 17, 2013 under the Company’s Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan and (3) any Common Shares relating to awards that expire or are forfeited or cancelled under the Plan, all subject to adjustment as provided in the Plan. No grants will be made under the Plan after May 14, 2022, but grants made on or prior to that date will continue in effect subject to the terms of such grants and the Plan.

In general, awards under the Plan (except for certain awards or awards to non-employee directors) are subject to at least three-year ratable time vesting periods or one-year performance periods, but awards may be accelerated in the event of certain events such as retirement, death or disability of a participant. In addition, under the Plan and subject to adjustment as provided in the Plan:

•	no more than 9,000,000 Common Shares may be issued or transferred by the Company upon the exercise of incentive stock options;

•	no participant will be granted stock options or stock appreciation rights in the aggregate for more than 750,000 Common Shares during any calendar year;

•

no participant will be granted awards of restricted shares, restricted share units, performance shares or other awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (“Qualified Performance-Based Awards”) in the aggregate for more than 2,000,000 Common Shares during any calendar year;

•

no participant will receive in any calendar year Qualified Performance-Based Awards of performance units or certain other awards payable in cash having an aggregate maximum value on the grant date(s) in excess of $8,000,000;

•	no participant will receive in any calendar year a cash incentive award that is a Qualified Performance-Based Award having an aggregate maximum value in excess of $8,000,000; and

•

up to 5% of the maximum number of Common Shares available under the Plan may be used for either awards that do not comply with the three-year or one-year minimum vesting requirements described above or awards granted to non-employee directors.

The Plan authorizes the Executive Compensation Committee to make certain performance-based awards to participants under the Plan, which awards will be earned based upon the achievement of management objectives. These management objectives will be determined by the Executive Compensation Committee for each award, and will be based on one or more, or a combination, of the following metrics if the award is a Qualified Performance-Based Award:

(1) pre-tax income, (2) after-tax income, (3) net operating income, (4) operating income, (5) cash flow, including but limited to operating cash flow or free cash flow, (6) earnings or adjusted earnings per share, (7) cash and/or funds available for distribution, (8) appreciation in the fair market value of shares, (9) same store net operating income, (10) total or relative return to shareholders, (11) net earnings growth, (12) stock appreciation (meaning an increase in the price or value of the shares after the date of grant of an award and during the applicable period), (13) increase in sales or revenues, (14) net earnings, (15) changes (or the absence of changes) in the per share or aggregate market price of the shares, (16) talent recruitment and retention, (17) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, (18) total revenue or revenue growth, (19) funds from operations per share, as determined and reported by the Company in its financial reports, adjusted funds from operations per share, or similar measures, (20) return on capital, invested capital, assets, equity, development, or investment, (21) net asset value and net asset value per share, (22) cost/expense reductions or savings, (23) acquisitions, dispositions or strategic transactions, (24) gross or net profit or operating margins; (25) operating efficiency; (26) customer/client satisfaction, (27) performance or yield on development or redevelopment projects, (28) lease up performance or other occupancy measures, (29) same store EBITDA, (30) market share, (31) operational or performance measurements relative to peers, (32) implementation or completion of strategic projects and (33) regulatory body approval for commercialization of a project.

The Plan is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 15, 2012, the Company held the Annual Meeting. The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.	Eleven directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Terrance R. Ahern	236,192,240	1,503,645	86,823	37,314,965
James C. Boland	235,666,677	2,023,501	92,529	37,314,965
Thomas Finne	236,522,466	1,167,314	92,927	37,314,965
Robert H. Gidel	234,800,453	2,873,925	108,330	37,314,965

Daniel B. Hurwitz	237,030,243	660,053	92,411	37,314,965
Volker Kraft	236,523,636	1,172,277	86,795	37,314,965
Rebecca L. Maccardini	237,275,795	403,256	103,656	37,314,965
Victor B. MacFarlane	235,397,150	2,272,626	112,931	37,314,965
Craig Macnab	237,047,939	645,207	89,562	37,314,965
Scott D. Roulston	237,273,625	394,571	114,511	37,314,965
Barry A. Sholem	234,682,386	2,985,368	114,954	37,314,965

2.	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the Company’s fiscal year ending December 31, 2012, was approved by the following vote:

For	Against	Abstain
245,953,985	556,508	158,070

3.	The shareholder advisory vote regarding the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
228,549,983	2,437,835	6,794,889	37,314,965

The Company will hold shareholder advisory votes to approve the compensation of the Company’s named executive officers every year until the next shareholder advisory vote regarding the frequency for future shareholder advisory votes on named executive officer compensation.

4.	The 2012 Equity and Incentive Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
196,008,113	41,609,471	165,123	37,314,965

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	2012 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-181442) filed with the Securities and Exchange Commission on May 15, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.
(Registrant)

Date: May 21, 2012	/s/ David E. Weiss
David E. Weiss
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	2012 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-181442) filed with the Securities and Exchange Commission on May 15, 2012)